SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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☐	Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GENERAL STEEL HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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PROXY NOTICE

General Steel Holdings, Inc.
Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing, China 100020
IMPORTANT INVESTOR INFORMATION — YOUR VOTE COUNTS!

Stockholder Notice of Availability of Proxy Materials

Your name, Account Number and Control Number appear in the upper-left-hand-corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the General Steel Holdings, Inc. Stockholder Meeting to Be Held on June 20, 2011

1.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The proxy statement and annual report to security holders are available at www.shareholdervote.info.

3.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 8, 2011 to facilitate timely delivery.

The General Steel Holdings, Inc. 2011 Annual Meeting will be held at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020, on June 20, 2011 at 10:00 a.m., Beijing time. A description of the matters to be voted on, and the recommendations of the Board of Directors of General Steel Holdings, Inc. regarding these matters, appear on the second page of this notice. Instructions for voting your shares appear below.

The proxy statement, annual report, and proxy card of General Steel Holdings, Inc. are available at the website specified above.

How to vote online:

Step 1:	Go to www.shareholdervote.info.

Step 2:	Click the “General Steel Holdings, Inc.” link to access the proxy materials.

Step 3:
To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 4:	To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future stockholder meetings:

Telephone:	Call the transfer agent of General Steel Holdings, Inc., Securities Transfer Corporation, at 800-780-1920.

Email:	Send an email with “Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: Info@shareholdervote.info.

Internet:	Go to www.shareholdervote.info, click on the “Shareholder Request” link, and follow the on-screen instructions.

How to attend the meeting and vote in person:

General Steel Holdings, Inc.’s 2011 Annual Meeting will be held at the Kuntai International Mansion Building, Suite 2315, Yi No. 12 Chaoyangmenwai Avenue, Chaoyang District, Beijing, China 100020, on June 20, 2011 at 10:00 a.m., Beijing time. Please bring this notice with you if you intend to vote in person at the meeting. If you plan to attend the Annual Meeting, we would appreciate you notifying Jenny Wang, our Investor Relations Manager, of your attendance at +86-10-5879 7346 or jenny.wang@gshi-steel.com by June 13, 2011.

Proposals to be voted on at General Steel Holdings, Inc.’s 2011 Annual Meeting are listed below along with the recommendations of the Board of Directors of General Steel Holdings, Inc.

The Board of Directors of General Steel Holdings, Inc. recommends that you vote FOR proposals 1, 2, 3 and 4 and “1 year” for proposal 5:

1. Election of Directors:

Nominees:

1.      Zuosheng Yu
2.      John Chen
3.      Yong Tao Si
4.      Angela He
5.      Qinghai Du
6.      Zhongkui Cao
7.      Wenbing Chris Wang
8.      Xiao Zeng Xu
9.      James Hu

2.	To ratify the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

3.	To approve and ratify the amendment to our 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 to 3,000,000 shares.

4.	To vote on an advisory resolution to approve the compensation of our Named Executive Officers.

5.	To vote on an advisory resolution to determine whether an advisory vote on the compensation of our Named Executive Officers should be held every one, two or three years.

6.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.